BLACKROCK FUNDSSM
BlackRock Strategic Risk Allocation Fund
(the “Fund”)

     Supplement dated June 5, 2015 to the Fund’s Statement of Additional Information dated November 28, 2014

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as set forth below:

The first paragraph is deleted in its entirety and replaced with the following:

Ked Hogan, PhD, and Philip Hodges, PhD, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The table in the sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Ked Hogan, PhD	0	8	2	0	0	0
	$0	$7.26 Billion	$1.95 Billion	$0	$0	$0
Philip Hodges, PhD	0	8	2	0	0	0
	$0	$7.26 Billion	$1.95 Billion	$0	$0	$0

The last sentence of the first paragraph in the sub-section entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Messrs. Hogan and Hodges is not measured against a specific benchmark.

The last sentence of the sub-section entitled “Portfolio Manager Compensation Overview — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

Messrs. Hogan and Hodges have unvested long-term incentive awards.

The table in the sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager	Dollar Range
Ked Hogan, PhD	$100,001 — $500,000
Philip Hodges, PhD	None

Shareholders should retain this Supplement for future reference.

SAI-SRA-0615SUP